Supplement dated February 27, 2025
to the following statutory prospectus(es):
Best of America IV, BOA America's VISION Annuity, BOA America's Future Annuity and Best of America V dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following changes apply to the statutory prospectus prospectus:
•
There is no availability restriction for the NVIT Loomis Core Bond Fund: Class I, it is available for all contracts effective February 28, 2025.
Accordingly, the following changes apply to the statutory prospectus prospectus:
(1) Appendix A is amended as follows:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	NVIT Loomis Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.59%*	5.19%	0.70%	1.69%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-0976